RAREVIEW 2X BULL CRYPTOCURRENCY & PRECIOUS METALS ETF

Ticker Symbol: BEGS

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

February 1, 2026

Advised by:

Rareview Capital LLC

10785 W. Twain Ave., Suite 210

Las Vegas, NV 89135

1-888-783-8637

www.rareviewcapital.com

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, dated February 1, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.rareviewcapital.com or by calling 1-888-783-8637. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Investment Objective: The Rareview 2x Bull Cryptocurrency & Precious Metals ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	18.61%
Total Annual Fund Operating Expenses	19.60%
Fee Waiver and Expense Reimbursement(1)	(18.61)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	Rareview Capital LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and/or reimburse Fund expenses (excluding front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage or other transactional expenses and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.99% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least February 6, 2027 and may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Limitation Agreement: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s operating expense limitation agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$1,817	$1,993	$2,183	$2,730

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period ended September 30, 2025, the Fund had a portfolio turnover rate of 0%.

Principal Investment Strategies: The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in swaps on exchange-traded products (“ETPs”) (“Underlying ETPs”), in two complimentary asset classes, a modern digital asset class (Cryptoassets) (the “Cryptoasset strategy”) and a traditional asset class (precious metals) (the “Precious Metals strategy”). An exchange-traded product is not a registered investment company and will continuously offer their shares. The fees and expense of the Underlying ETPs will cause the Fund’s performance to be lower than the actual market performance of bitcoin, ether, gold and silver. Although bitcoin and ether are often referred to as “cryptocurrencies” in the marketplace, they are not widely accepted as a means of payment. The swaps in which the Fund invests are uncleared, non-exchange-traded and cash settled.

Under normal market conditions, the Fund will invest at least 80% of its assets (including any amount of borrowings) in cryptoassets and precious metals through its investments in derivatives that have either bitcoin, ether, gold or silver as their reference asset. For the purposes of complying with its 80% investment policy, the Fund will use the notional value of the cryptoasset and precious metals derivatives it holds. The Fund uses leverage to “stack” the total return of holdings in the Fund’s Cryptoasset strategy together with the total returns of holdings in the Fund’s Precious Metals strategy. Through its use of swaps on Underlying ETPs, the Fund seeks to have 100% exposure of its assets to each of the Cryptoasset and Precious Metals strategies. Underlying ETPs will invest in either (1) bitcoin, ether or their respective futures contracts, or (2) gold, silver or their respective futures contracts. Accordingly, the Fund’s leveraged returns can be considered to be “2x” as its total investment exposure relative to its total assets is 200%.

Through its use of swaps on Underlying ETPs, the Fund will seek to have 75% of its Cryptoasset investment exposure to bitcoin and 25% investment exposure to ether. The intended range of investment exposure for bitcoin is 70-80% and 20-30% for ether. If investment exposure to bitcoin or ether falls out of those ranges, the Fund’s adviser will rebalance the Fund’s cryptoasset swap exposures.

Through its use of swaps on Underlying ETPs, the Fund will seek to have 75% of its Precious Metals investment exposure to gold and 25% investment exposure to silver. The intended range of investment exposure for gold is 70-80% and 20-30% for silver. If investment exposure to gold or silver falls out of those ranges, the Adviser will rebalance the Fund’s precious metals swap exposures.

Depending on market conditions, the Fund may purchase options on Underlying ETPs and enter into futures contracts on bitcoin, ether, gold or silver. The Fund does not invest directly in gold, gold bullion, silver, or silver bullion. The Fund will only seek direct investment exposure to bitcoin and ether through investment in cash-settled futures contracts that trade on the Chicago Mercantile Exchange (CME). Bitcoin and ether futures contracts are subject to margin and/or collateral requirements and daily limits that may limit the Fund’s ability to achieve the desired exposure. The Fund does not invest directly in or hold bitcoin or ether.

Bitcoin is the native token on the Bitcoin network. As with other cryptoassets, bitcoin and the Bitcoin blockchain have been designed to support a number of applications and use cases. For bitcoin, these include serving as a medium of exchange (e.g., digital cash) and as a durable store of value (e.g., digital gold). The Bitcoin network’s uses and capabilities are narrower when compared to the Ethereum network, which facilitates smart contracts and the issuance of other non- native tokens.

Ether is the native token on the Ethereum network, but users may create additional tokens, the ownership of which is recorded on the Ethereum network. As with other cryptoassets, ether and the Ethereum blockchain have been designed to support a number of applications and use cases. For ether, these include: serving as a medium or exchange and a durable store of value, facilitating the use of smart contracts and decentralized products and platforms, permitting the issuance and exchange of non-native tokens (including non-fungible tokens and asset-backed tokens), and supporting various “layer 2” projects. Compared to the Bitcoin network, which is solely intended to record the ownership of bitcoin, the intended uses of the Ethereum network are far more broad.

In order to maintain its exposure to bitcoin and ether futures contracts, the Fund must sell/exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date.

The Fund will execute its Cryptoasset and Precious Metals strategies primarily by directly investing by the Fund or by investing in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary will invest primarily in swaps, futures and other assets intended to serve as margin or collateral for derivative positions. Because the Fund intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. At other times of the year, the Fund’s investments in the Subsidiary are expected to significantly exceed 25% of the Fund’s total assets.

Assets not allocated to the Fund’s Cryptoasset or Precious Metals strategies will be invested in U.S. Treasury securities, money market funds and other cash equivalents, some or all of which will serve as collateral or margin for the Fund’s investments in derivatives. The Fund may invest in an affiliated money market fund that is also advised by the Adviser.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Derivatives Risk: Futures and swaps involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”) by Underlying ETPs may be subject to certain rules of the CFTC. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Futures Risk. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s net asset value (“NAV”) and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund or an Underlying ETP and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability to predict correctly the direction of investment prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund or Underlying ETP has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund or Underlying ETP may have to sell investments at a time when it may be disadvantageous to do so.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to replace. Over the counter swaps are subject to counterparty default. Leverage inherent in swap contracts will tend to magnify the Fund’s losses.

Options Risk. There are risks associated with the purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Purchased options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility.

Affiliated Fund Risk. The Fund invests in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Adviser, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the Affiliated Funds. The Adviser will receive more revenue to the extent it selects Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Adviser may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Affiliated Funds.

Cryptoasset Risk: The market for bitcoin and ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin and ether futures commenced trading, there can be no assurance that this growth will continue. The price for bitcoin and ether futures contracts is based on a number of factors, including the supply of and the demand for bitcoin and ether futures contracts. Market conditions and expectations, position limits, collateral requirements, and other factors each can impact the supply of and demand for bitcoin and ether futures contracts. Recently increased demand paired with supply constraints and other factors have caused bitcoin futures to trade at a significant premium to the “spot” price of bitcoin and ether. Additional demand, including demand resulting from the purchase, or anticipated purchase, of bitcoin and ether futures contracts by the Fund or other entities may increase that premium, perhaps significantly. It is not possible to predict whether or for how long such conditions will continue. To the extent the Fund purchases futures contracts at a premium and the premium declines, the value of an investment in the Fund also should be expected to decline. The performance of bitcoin and ether futures contracts and bitcoin and ether, respectively, may differ and may not be correlated with each other, over short or long periods of time. While the performance of cryptoasset futures contracts, in general, has historically been highly correlated to the performance of spot cryptoasset, there can be no guarantee that this will continue. The performance of the Fund’s cryptoasset futures contracts should not be expected to match the performance of spot cryptoassets. The value of ether and bitcoin has been, and may continue to be, substantially dependent on speculation, rather than fundamental analysis.

Bitcoin and ether are both digital assets. It is not clear that bitcoin and ether reliably serve as a medium of exchange (e.g. digital cash) or as a durable store of value (e.g. digital gold). The ownership and operation of both bitcoin and ether are determined by participants in online, peer-to-peer networks - the Bitcoin Network and the Ethereum Network, respectively. These networks connect computers running open-source software that follows the rules and procedures governing each network’s protocol.

Bitcoin and ether are not widely accepted forms of payment. The value of both bitcoin and ether is not backed by any government, corporation, or other identified body. Instead, their values are determined by the supply and demand in markets created to facilitate their trading. Ownership and transaction records for bitcoin and ether are protected through public-key cryptography. The supply of bitcoin and ether is determined by their respective protocols, and no single entity owns or operates either network. They are collectively maintained by decentralized groups of participants who run computer software that records and validates transactions (miners for bitcoin and validators for ether), developers who propose improvements to the protocols and the software that enforces them, and users who choose which version of the software to run.

It is possible that ether may be determined to be a security for the purposes of federal or state securities laws. If ether is determined or is expected to be determined to be a security under the federal securities laws, that could materially and adversely affect the trading of ether futures contracts held by the Fund. Platforms on which cryptoassets may be purchased or sold may not be operating in compliance with applicable laws and regulations. Such platforms may be subject to fraud and manipulation which may adversely affect the value of cryptoassets and the Fund’s investment in cryptoasset futures.

There are risks regarding new or changing laws and regulations that may affect the use of blockchain technology and/or investments in crypto assets. Future regulatory changes may have a material adverse impact on the Fund’s investments and its ability to implement its investment strategy. Bitcoin or ether and Bitcoin or ether-linked investments are relatively new investments, they present unique and substantial risks, and investing in Bitcoin or ether has been subject to significant price volatility. The value of Bitcoin and ether has been and may continue to be deeply speculative such that trading and investing in Bitcoin and ether intraday may not be based on fundamental analysis. Individuals and organizations holding large amounts of Bitcoin or ether, known as “whales,” may have the ability to manipulate the price of Bitcoin and ether.

Bitcoin blockchain may be subject to attack by miners or a group of miners that possess more than 50% of the blockchain’s hashing power. Such an attack may reduce the value of the Fund’s investments. Proposed changes to the Bitcoin blockchain protocol may not be adopted by a sufficient number of users and miners, which may result in competing blockchains with different native crypto assets and sets of participants, also known as a “fork” (e.g. Ethereum Classic or Bitcoin Cash blockchain). The price of the futures contracts in which the Fund invests for both bitcoin and ether may reflect the impact of these forks.

The Bitcoin blockchain protocol may contain flaws that can be exploited by attackers and the value of the Fund’s investments may be impacted by such exploitation. Exposure of Bitcoin to instability in other speculative parts of the blockchain crypto industry, such as through an event that is not necessarily related to the security or utility of Bitcoin blockchain, can nonetheless precipitate a significant decline in the price of Bitcoin (for example, the collapse of TerraUSD in May, 2022 and FTX in November 2022). The Bitcoin blockchain protocol may contain flaws that can be exploited by attackers and the value of the Fund’s investments may be impacted by such exploitation. Exposure of Bitcoin to instability in other speculative parts of the blockchain crypto industry, such as through an event that is not necessarily related to the security or utility of Bitcoin blockchain, can nonetheless precipitate a significant decline in the price of Bitcoin.

Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Fund may sell the expiring crypto futures at a lower price and buy a longer-dated crypto futures at a higher price. When rolling futures contracts that are in backwardation, the Fund may sell the expiring crypto futures at a higher price and buy the longer-dated crypto futures at a lower price. The price difference between the expiring contract and longer dated contract associated with rolling crypto futures is typically substantially higher than the price difference associated with rolling other futures contracts. Crypto futures have historically experienced extended periods of contango. Contango in the crypto futures market may have a significant adverse impact on the performance of the Fund and may cause crypto futures to underperform spot crypto. Both contango and backwardation may limit or prevent the Fund from achieving its investment objective. Additionally, because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.

Precious Metals Risk. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the prices of precious metals. These prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of investments. The prices of precious metals rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; geopolitical considerations, such as war; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

Interest Rate Risk. Debt securities will change in value (either positively or negatively) because of changes in interest rates. Generally, a debt security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which a Fund may invest is rapidly rising. If a Fund holds cash uninvested, it will be subject to the credit risk of the depositing institution holding the cash.

Cash Purchases and Redemption Risk. The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	No Guarantee of Active Trading Market. While shares are listed on the Exchange, there can be no assurance that an active trading market for the shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

●	Trading Issues. Trading in shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange which may result in the shares being delisted. An active trading market for the shares may not be developed or maintained. If the shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the shares.

●	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the shares. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in the shares and in executing trades, which can lead to differences between the market value of the shares and the Fund’s NAV.

●	The market price of the shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the shares than the Fund’s NAV, which is reflected in the bid and ask price for the shares or in the closing price.

●	In stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for investments or instruments that have lower trading volumes.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for shares (including through a trading halt), as well as other factors, may result in shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the shares that were bought or sold or the shareholder may be unable to sell his or her shares. The investments held by the Fund may be trade in markets that close at a different time than the Exchange. Liquidity in those investments may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity, in the markets for the Fund’s underlying holdings. There are various methods by which investors can purchase and sell shares. Investors should consult their financial intermediaries before purchasing or selling shares of the Fund.

Future Exchange Position Limit Risk. Ether Futures Contracts are subject to position limits established by the CME, another futures exchange or the CFTC. The position limits by a futures exchange prevent any single investor, such as the Fund (together with all other accounts managed by the Adviser required to be aggregated), from holding more than a specified number of Ether Futures Contracts. Such position limits may prevent the Fund from entering into the desired amount of Ether Futures Contracts at times. Because the Fund is new, it does not anticipate that the CME’s and any other futures exchange’s position limits will adversely affect the Fund’s ability to achieve its 100% notional exposure to ether until the Fund’s assets under management grow significantly. Any modification to the Fund’s exposure to ether may cause the Fund to exit its Ether Futures Contracts at disadvantageous times or prices, potentially subjecting the Fund to substantial losses, and prevent the Fund from achieving its investment objective. The Fund may not succeed in achieving or maintaining 100% notional exposure to ether, possibly maintaining substantially lower exposure for extended periods of time.

Management Risk. Each of the Adviser’s and Sub-Adviser’s dependence on its judgments about the attractiveness, value and potential appreciation of Underlying ETPs and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Investments in the Funds’ portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Money Market Fund Risk. The Fund may invest in money market funds in order to manage its cash component. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market fund. The Fund may invest in an affiliated money market fund. The Adviser, therefore, is subject to conflicts of interest in allocating the Fund’s assets to the affiliated fund because it will receive more revenue to the extent it selects the affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, fraud or manipulation (including a hack) of ETP, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. These risks may result in a significant value impact to the Fund.

Underlying ETP Risk. The Underlying ETPs in which the Fund invests are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying ETPs and may be higher than other funds that invest directly in bonds. Each of the Underlying ETPs is subject to its own specific risks.

Wholly-Owned Subsidiary Risk: The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections or regulatory requirements of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. At or around quarter-end, in order to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund may reduce the gross assets it has invested in its Subsidiary. During these periods at or around quarter end, the Fund will not be able to achieve its desired investment exposure to its Cryptoasset and Precious Metals strategies. Because of this, there may be increased trading activity in the Fund’s Shares during such periods which could result in widening of bid-ask spreads and more greater premiums or discounts to the NAV of the Fund.

Performance: Because the Fund has not yet completed a full calendar year of performance, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-888-783-8637 and may also be available at www.rareviewcapital.com.

Investment Adviser: Rareview Capital LLC.

Investment Sub-Adviser: Tuttle Capital Management, LLC (the “Sub-Adviser”).

Portfolio Managers: Neil Azous, Chief Investment Officer and Portfolio Manager of the Adviser and Matthew Tuttle, Portfolio Manager of the Sub-Adviser serve as the Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Azous serves as the Fund’s Lead Portfolio Manager and has final authority on all investment decisions.

Purchase and Sale of Fund Shares: The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily for cash. Individual shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. Performance information regarding the Fund and information regarding its NAV per share can be found at www.rareviewcapital.com.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. If you are investing through a tax-free plan, you will be taxed upon withdrawal from your account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.